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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
NEW WORLD RESTAURANT GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1687 Cole Boulevard
Golden, Colorado 80401

April 11, 2005

Dear Stockholder:

        You are cordially invited to the 2005 Annual Meeting of Stockholders of New World Restaurant Group, Inc., to be held on May 12, 2005 at 9:00 a.m., Mountain Time, at our offices located at 1687 Cole Boulevard, Golden, Colorado 80401.

        At the Annual Meeting, you will be asked to consider and vote upon proposals (1) to elect six directors to serve until the 2006 Annual Meeting of Stockholders, and until their respective successors are elected and qualified; (2) to approve amendments to our Executive Employee Incentive Plan; (3) to approve amendments to our Stock Option Plan for Independent Directors; and (4) to ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending January 3, 2006.

        Enclosed with this letter is a proxy authorizing our officers to vote your shares for you if you do not attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting, I urge you to complete your proxy and return it in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the Annual Meeting, either in person or by proxy.

        I would appreciate your immediate attention to the mailing of this proxy.

Yours truly,

Paul J.B. Murphy, III President and Chief Executive Officer

1687 Cole Boulevard
Golden, Colorado 80401

Notice of Annual Meeting of Stockholders
To Be Held on May 12, 2005

        You are cordially invited to attend the annual meeting of stockholders of New World Restaurant Group, Inc., which will be held at our offices at 1687 Cole Boulevard, Golden, Colorado 80401 on May 12, 2005 at 9:00 a.m., Mountain Time, for the following purposes:

  1.
  To elect six directors to serve until the 2006 Annual Meeting of Stockholders, and until their respective successors are elected and qualified;

  2.
  To approve amendments to the Executive Employee Incentive Plan;

  3.
  To approve amendments to the Stock Option Plan for Independent Directors;

  4.
  To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending January 3, 2006; and

  5.
  To transact such other business as may properly come before the meeting.

        The close of business on April 8, 2005 has been set as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any and all adjournments.

        It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. The proxy is revocable at any time prior to its use.

Jill B.W. Sisson Secretary

Golden, Colorado
April 11, 2005

YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED
PROXY AND RETURN IT PROMPTLY. THE PROXY IS
REVOCABLE AT ANY TIME PRIOR TO ITS USE.

NEW WORLD RESTAURANT GROUP, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

May 12, 2005

        The accompanying proxy is solicited by the board of directors of New World Restaurant Group, Inc., a Delaware corporation (the "Company"), for use at the 2005 Annual Meeting of Stockholders to be held at our offices located at 1687 Cole Boulevard, Golden, Colorado 80401, on May 12, 2005, at 9:00 a.m., Mountain Time, and at any and all adjournments and postponements thereof (the "Annual Meeting"). The proxy may be revoked at any time before it is voted. If no contrary instruction is received, signed proxies returned by stockholders will be voted in accordance with the board of directors' recommendations.

        This proxy statement and accompanying proxy are first being sent to stockholders on or about April 18, 2005.

Shares Outstanding and Voting Rights

        Our board of directors has fixed the close of business on April 8, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Our only outstanding voting stock is our common stock, $0.001 par value per share, of which 9,848,713 shares were outstanding as of the close of business on the record date. Each outstanding share of common stock is entitled to one vote.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

        At the Annual Meeting, stockholders will vote on proposals to elect six directors to serve until the 2006 Annual Meeting of Stockholders, and until their respective successors are elected and qualified (Proposal 1); to approve amendments to the Executive Employee Incentive Plan (Proposal 2); to approve amendments to the Stock Option Plan for Independent Directors (Proposal 3); and to ratify our selection of independent auditors for the fiscal year ending January 3, 2006 (Proposal 4).

        Stockholders representing one-third in voting power of the shares of stock outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the Annual Meeting. With respect to the election of directors, our stockholders may vote in favor of the nominees, may withhold their vote for all of the nominees, or may withhold their vote as to specific nominees. Under the Delaware General Corporation Law ("DGCL") and our Restated Certificate of Incorporation, the affirmative vote of the holders of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve each of Proposals 1, 2, 3 and 4.

        Abstentions may be specified on all proposals and will be counted as present for the purposes of the proposal for which the abstention is noted. A vote withheld for a nominee in the election of directors will have the same effect as a vote against the nominee. For purposes of determining whether any of the other proposals has received the requisite vote, where a stockholder abstains from voting, it will have the same effect as a vote against the proposal.

        The independent tabulator appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. For the purposes of determining whether a proposal has received the requisite vote of the holders of the common stock in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions (so-called "broker non-votes"), those shares of common stock will not be included in the vote totals and, therefore, will have no effect on the vote on any of the proposals. Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if:

  •
  the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary with authority to vote; or

  •
  the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

        Under these rules, absent authority or directions as described above, brokers will not be able to vote on Proposals 2 and 3.

Costs of Solicitation

        We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular employees in person, or by mail, courier, telephone or facsimile. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Annual Report

        Our 2004 Annual Report on Form 10-K, including consolidated financial statements as of and for the year ended December 28, 2004, is being distributed to all stockholders entitled to vote at the annual meeting together with this proxy statement, in satisfaction of the requirements of the Securities and Exchange Commission (the "SEC"). Additional copies of the Annual Report are available at no charge upon request. To obtain additional copies of the Annual Report, please contact us at 1687 Cole Boulevard, Golden, Colorado 80401, Attention: Secretary, or at telephone number (303) 568-8000. The Annual Report does not form any part of the materials for the solicitation of proxies.

VOTING SECURITIES AND PRINCIPAL HOLDERS

        As of April 8, 2005, we had 9,848,713 shares of common stock outstanding (excluding certain options and warrants), which are our only outstanding voting securities. In addition, we had 57,000 shares of Series Z preferred stock outstanding. The following table sets forth information regarding the beneficial ownership of our common stock as of April 8, 2005, by:

  •
  each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our common stock;

  •
  each of our executive officers;

  •
  each of our current directors; and

  •
  all directors and executive officers as a group.

Beneficial Owner**	Amount and Nature of Beneficial Ownership		Percentage
Greenlight Capital, L.L.C. 420 Lexington Avenue, Suite 1740 New York, NY 10107	10,041,649	(1)	97.1%
Paul J.B. Murphy, III	40,000	(2)	*
Michael J. Mrlik II	18,750	(3)	*
Richard P. Dutkiewicz	18,750	(3)	*
Jill B.W. Sisson	18,750	(3)	*
Susan E. Daggett	35,000	(4)	*
Michael W. Arthur	0	(5)	0%
John S. Clark II	498	(6)	*
E. Nelson Heumann	0	(7)	0%
Frank C. Meyer	0	(5)	0%
S. Garrett Stonehouse, Jr.	0	(5)	0%
Leonard Tannenbaum	13,367	(8)	*
All directors and executive officers as a group (11 persons)	126,065	(9)	*

*
Less than one percent (1%)

**
The address for each officer and director is 1687 Cole Blvd., Golden, Colorado 80401.

(1)
Based on an amendment to a Schedule 13D filed with the SEC on October 15, 2003. The Schedule 13D was filed on behalf of Greenlight Capital, L.L.C., Greenlight Capital, L.P., of which Greenlight Capital, L.L.C. is the general partner, Greenlight Capital Offshore, Ltd., for whom Greenlight Capital, L.L.C. acts as investment advisor, Greenlight Capital Qualified, L.P., of which Greenlight Capital, L.L.C. is the general partner, and David Einhorn, the principal of Greenlight Capital, L.L.C. Includes 493,682 shares of common stock that may be acquired upon the exercise of warrants.

(2)
Includes 40,000 shares of common stock, which may be acquired upon exercise of presently exercisable options. Does not include 106,667 shares of common stock subject to stock options, which are not exercisable within 60 days.

(3)
Includes 18,750 shares of common stock, which may be acquired upon exercise of presently exercisable options. Does not include 50,000 shares of common stock subject to stock options, which are not exercisable within 60 days.

(4)
Includes 35,000 shares of common stock, which may be acquired upon exercise of presently exercisable options. Does not include 93,333 shares of common stock subject to stock options, which are not exercisable within 60 days.

(5)
Does not include 10,000 shares of common stock subject to stock options, which are not exercisable within 60 days.

(6)
Shares of common stock which may be acquired upon the exercise of presently exercisable options. Does not include 10,000 shares of common stock subject to stock options, which are not exercisable within 60 days.

(7)
Does not include 10,041,649 shares of common stock beneficially owned by Greenlight Capital, L.L.C. and its affiliates, over which Mr. Heumann disclaims beneficial ownership. Mr. Heumann is an officer of Greenlight.

(8)
Includes 10,830 shares of common stock, which may be acquired upon the exercise of presently exercisable options. Also includes 1,163 shares of common stock, which may be acquired upon the exercise of presently exercisable warrants. Does not include 10,000 shares of common stock subject to stock options, which are not exercisable within 60 days.

(9)
Includes a total of 123,528 shares of common stock, which may be acquired upon the exercise of presently exercisable options and 1,163 shares of common stock, which may be acquired upon the exercise of presently exercisable warrants.

Series Z Preferred Stock

        Our Series Z Preferred Stock generally is non-voting. However, under our Certificate of Designation, Preferences and Rights of Series Z Preferred Stock (the "Certificate of Designation"), we cannot take any of the following actions without the vote or written consent by the holders of at least a majority of the then outstanding shares of the Series Z Preferred Stock:

  •
  amend, alter or repeal any provision of, or add any provision to, the Certificate of Designation, whether by merger, consolidation or otherwise;

  •
  subject to the clause above, amend, alter or repeal any provision of, or add any provision to, our Certificate of Incorporation or bylaws, whether by merger, consolidation or otherwise, except as may be required to authorize a Certificate of Designation for stock junior to the Series Z Preferred Stock, or to increase the authorized amount of any junior stock, including junior stock issued to management or employees under equity incentive plans;

  •
  authorize or issue shares of any class of stock having any preference or priority as to dividends, assets or payments in liquidation superior to or on a parity with the Series Z Preferred Stock, including, without limitation, Series Z Preferred Stock, whether by merger, consolidation or otherwise;

  •
  take any action that results in us or any of our direct or indirect subsidiaries incurring or assuming indebtedness (including the guaranty of any indebtedness) in excess of the greater of $185 million or 3.75 times EBITDA for the trailing 12-month period prior to such date;

  •
  consummate any merger or change of control that does not result in the redemption of the Series Z Preferred Stock at the stated redemption price, payable in cash, at the effective time of the merger or change of control transaction;

  •
  make any restricted payment in violation of the covenant set forth in the Certificate of Designation; or

  •
  enter into any agreement to do any of the foregoing items.

        All 57,000 shares of our outstanding Series Z Preferred Stock are held by Halpern Denny Fund III, L.P. These shares were issued in our equity recapitalization completed in September 2003 in exchange for 56,237,994 shares of Series F Preferred Stock, 386,427 shares of common stock and warrants to purchase 227,747 shares of common stock.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our board of directors currently consists of seven directors. Our certificate of incorporation, as amended, provides that all directors are to be elected annually. At the Annual Meeting, the stockholders will elect six directors to serve until the 2006 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. There will be one vacancy which the Board intends to fill as soon as a qualified candidate is identified and agrees to serve. Stockholders are not entitled to cumulate votes in the election of directors and may not vote for a greater number of persons than the number of nominees named.

        We are soliciting proxies in favor of the re-election of each of the nominees identified below. We intend that all properly executed proxies will be voted for these six nominees unless otherwise specified. All nominees have consented to serve as directors, if elected. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the board of directors. The proxies may not vote for a greater number of persons than the number of nominees named. As of the date of this proxy statement, the board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of each of the nominees.

Information About the Nominees

        The names of the nominees, their ages as of April 8, 2005, and other information about them are set forth below:

        Michael W. Arthur.    Mr. Arthur, 65, was appointed to the board of directors in October 2004. Since 1990, Mr. Arthur has headed, Michael Arthur and Associates, a consulting and interim management firm specializing in restructurings, business development, and strategic, financial, marketing and branding strategies. Prior to 1990, Mr. Arthur served as Executive Vice President and Chief Financial Officer for Sizzler Restaurants and Pinkerton Security; Vice President of Marketing for Mattel Toys; and also served in various other management roles for D'Arcy, Masius, Benton & Bowles Advertising and Procter and Gamble. Mr. Arthur has a B.A. degree from Johns Hopkins University and attended the Wharton Graduate School of Business.

        E. Nelson Heumann.    Mr. Heumann, C.F.A., 47, has served as our director since May 2004 and as Chairman of the Board since October 2004. Mr. Heumann joined Greenlight Capital, Inc., an investment management firm, in March 2000 and was made a managing member of Greenlight Capital, L.L.C. in January 2002. Prior to joining Greenlight, he served as director of distressed investments at SG Cowen from January 1997 to January 2000. From 1990 to January 1997, Mr. Heumann was a director responsible for distressed debt research and trading at Schroders. Prior to that, he was vice-president of bankrupt and distressed debt research for Merrill Lynch. Earlier in his career, Mr. Heumann was employed with Claremont Group, a leveraged buyout firm, and Value Line. He graduated from Louisiana State University in 1980 with a B.S. in Mechanical Engineering and in 1985 with an M.S. in Finance.

        Frank C. Meyer.    Mr. Meyer, 61, has served as our director since May 2004 and is a private investor. He was chairman of Glenwood Capital Investments, LLC, a venture capital firm he co-founded, from January 1988 to January 2004. Since 2000, Glenwood Capital has been a wholly owned subsidiary of the Man Group, plc, an investment advisor based in England specializing in alternative investments. Mr. Meyer also serves on the board of directors of Quality Systems, Inc., which specializes in software solutions for medical and dental professionals. Mr. Meyer holds an M.B.A. from the University of Chicago and began his career at the University's School of Business as an instructor of statistics.

        Paul J.B. Murphy, III.    Mr. Murphy, 50, was appointed Chief Executive Officer and Acting Chairman in October 2003. He served as Acting Chairman until October 2004. Mr. Murphy joined us in December 1997 as Senior Vice President—Operations and had served as Executive Vice President—Operations since March 1998. Mr. Murphy was appointed our Chief Operating Officer in June 2002. From July 1996 until December 1997, Mr. Murphy was Chief Operating Officer of one of our former area developers. From August 1992 until July 1996, Mr. Murphy was Director of Operations of R&A Foods, L.L.C., an area developer of Boston Chicken. Mr. Murphy has a B.A. degree from Washington and Lee University.

        S. Garrett Stonehouse, Jr.    Mr. Stonehouse, 35, has served as our director since February 2004. He has been a principal and founding partner of MCG Global, LLC, a private equity investment firm in Westport, CT, since 1995. Prior to co-founding MCG Global, he was vice president of Fidelco Capital Group. Before joining Fidelco in 1994, he held various positions with GE Capital. Mr. Stonehouse received a B.A. degree from Boston College in economics and mathematics.

        Leonard Tannenbaum.    Mr. Tannenbaum, C.F.A., 33, has served as our director since March 1999. In July 2004, Mr. Tannenbaum founded Fifth Street Capital LLC and is the managing partner. Prior to July 2004, Mr. Tannenbaum was the Managing Partner at MYFM Capital, LLC, a boutique investment banking firm, and a partner at BET, a capital fund, since October 1998. From 1997 until October 1998, Mr. Tannenbaum was a partner at LAR Management, a hedge fund. From 1996 until 1997, he was an assistant portfolio manager at Pilgrim Baxter and Co. From 1994 until 1996, he was an Assistant Vice President in the small company group of Merrill Lynch. Mr. Tannenbaum has an M.B.A. in Finance and a Bachelors of Science in Management from the Wharton School at the University of Pennsylvania.

Board Composition

        Our board of directors has determined that Michael W. Arthur, Frank C. Meyer, John S. Clark II, S. Garrett Stonehouse, Jr. and Leonard Tannenbaum, all current directors, qualify as "independent" directors under the rules promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by the Nasdaq Stock Market. There are no family relationships among any of our executive officers, directors or nominees for director.

        Mr. Clark, who serves on the Compensation Committee, will no longer serve as a director following the Annual Meeting. Following the Annual Meeting, we will reconstitute our Compensation Committee and intend that each member will be independent.

        Greenlight Capital, L.L.C. currently owns shares of our common stock sufficient to elect all of the members of our board of directors without the approval of any other stockholder.

Director Compensation

        Each of our non-employee independent directors receives a $15,000 annual retainer, plus $2,000 for each board meeting and $1,000 for each committee meeting attended. In addition, on January 1 of each year, each independent director receives a grant of options to purchase 10,000 shares of common stock which vest six months after the date of grant and, unless earlier terminated, or exercised, expire five years after grant date. Subject to stockholder approval of Proposal 3, any director elected or appointed during the year will receive a pro rata grant of options based on his date of election. All directors are reimbursed for out-of-pocket expenses incurred by them in connection with attendance at board meetings and committee meetings.

        There were no other arrangements pursuant to which any director was compensated during the fiscal year-ended December 28, 2004.

Meetings of the Board of Directors and Committees

        The board of directors held 10 meetings during fiscal 2004 and took action by written consent on two occasions. During fiscal 2004, no director then in office attended fewer than 75% of the aggregate total number of meetings of the board of directors held during the period in which he was a director and of the total number of meetings held by all of the committees of the board of directors on which he served. The two standing committees of the board of directors are the audit committee and the compensation committee.

        We have not established a policy on director attendance at annual stockholders' meetings; however, all of our directors then in office attended our last Annual Meeting held in May 2004.

        Our board of directors has not established a process for our stockholders to communicate directly with the board because of the fact that Greenlight owns 97% of the voting shares and it was not deemed necessary or appropriate.

  Audit Committee

        Leonard Tannenbaum (chairman), Michael W. Arthur and Frank C. Meyer are the current members of the audit committee. Each of them is "independent" as required by the rules promulgated by the SEC under the Exchange Act, and by the Nasdaq Stock Market. Each of them also meets the financial literacy requirements of the Nasdaq Stock Market. Our board of directors has determined that Mr. Arthur qualifies as an "audit committee financial expert" as defined by the rules promulgated by the SEC.

        The audit committee is primarily concerned with monitoring:

  (1)
  the integrity of our financial statements;

  (2)
  our compliance with legal and regulatory requirements; and

  (3)
  the independence and performance of our auditors.

The audit committee also is responsible for handling complaints regarding our accounting, internal accounting controls or auditing matters. The audit committee's responsibilities are set forth in its charter, which was amended and restated in January 2004, and was reviewed and re-approved by the audit committee in March 2005. The charter is available on our website at www.nwrgi.com. The audit committee held eleven meetings and took action once by written consent during fiscal 2004.

  Compensation Committee

        Leonard Tannenbaum (chairman), John S. Clark II and S. Garrett Stonehouse, Jr. are the current members of the compensation committee. Each of them is "independent" as defined in the rules promulgated by the SEC under the Exchange Act and by the Nasdaq Stock Market. This committee is primarily concerned with determining the compensation of our employees generally and approving compensation of our executive officers. The committee does not establish or recommend compensation for our independent directors, which is approved by the board of directors as a whole.

        The compensation committee's responsibilities are set forth in its charter, which was amended and restated in January 2004, and was reviewed and re-approved in March 2005. The charter is available on our website at www.nwrgi.com. The compensation committee held five meetings and took action once by written consent during fiscal 2004.

        Because Mr. Clark will no longer serve as a director following the Annual Meeting, we may appoint an additional director to the compensation committee. We intend that all directors appointed to the compensation committee will be independent.

  Nomination of Directors

        The nominees for re-election to our board at the Annual Meeting were formally nominated by Messrs. Arthur, Clark, Heumann, Meyer, Murphy, Stonehouse, and Tannenbaum. The Company does not have a standing nominating committee or committee performing similar functions. Although the board will consider nominees recommended by stockholders, the board has not established any specific procedures for stockholders to follow to recommend potential director nominees for consideration. Messrs. Arthur, Clark, Heumann, Meyer, Murphy, Stonehouse, and Tannenbaum participated in the consideration of director nominees.

        At this time, the Board has neither established any specific written procedures for identifying and evaluating potential director nominees nor established any minimum qualifications or skills for directors. Because of the fact that Greenlight owns more than 97% of the voting stock and, as such, the company is a "controlled company", the Board did not deem it necessary to adopt specific written procedures.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee is an officer or employee of New World Restaurant Group. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Required Vote

        Directors will be elected by a majority of the votes of the holders of shares present in person or by proxy at the Annual Meeting. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of each of the nominees.

Recommendation

        The board of directors recommends that stockholders vote FOR each of the nominees for director. If not otherwise specified, proxies will be voted FOR each of the nominees for director.

PROPOSAL 2
APPROVAL OF AMENDMENT TO EXECUTIVE EMPLOYEE INCENTIVE PLAN

        We are asking you to approve an amendment to the New World Restaurant Group, Inc. 2004 Executive Employee Incentive Plan (the "Incentive Plan"). On November 21, 2003, our board of directors adopted the Incentive Plan. On December 19, 2003, our compensation committee amended the Incentive Plan to be effective as of December 19, 2003, subject to stockholder approval. The Incentive Plan was approved by our stockholders at the 2004 Annual Meeting. A copy of the Incentive Plan, as approved by our stockholders, is attached to this proxy statement as Annex A.

        At the March 1, 2005 Compensation Committee Meeting and Board of Directors' Meeting, the Compensation Committee and the Board approved an amendment to the Incentive Plan (1) to increase the number of shares authorized under the Plan from 900,000 to 1,150,000 and (2) to provide that all options vest upon a change in control of the Company. A copy of the Amendment to the Incentive Plan incorporating these changes is attached to this proxy statement as Annex B.

Amendment Increasing Shares Authorized

        The number of shares that may be issued pursuant to options granted under the Incentive Plan currently is 900,000. The amendment increases the number of shares by 250,000 shares to 1,150,000 shares. As of April 6, 2005, and prior to the amendment, there were 197,250 shares remaining for which options may be granted to existing participants to provide incentives and encourage stock ownership. One-half of the outstanding options vest upon the passage of time and one-half vest based upon meeting EBITDA (earnings before income taxes, depreciation, and amortization) targets for the first three years of the option. Options to purchase 61,250 shares have already been cancelled based on 2004 EBITDA results, and because the terms of currently outstanding options are tied to future EBITDA, a substantial portion of those options may never vest. Nonetheless, these options are considered outstanding until such time as they are actually cancelled, and as such, they count against the number of shares for which options may be granted under the Incentive Plan. The Board has approved and recommends stockholder approval of the increase in available shares in order to provide flexibility in providing options as incentives and designing compensation strategies.

Amendment Vesting Options Upon Change in Control

        The amendment to the Incentive Plan also provides that all options will vest and be exercisable upon a change in control of the Company. Prior to the amendment, the Incentive Plan gave the Committee the authority to vest options upon a change in control of the Company.

        The amendments to the Incentive Plan are subject to stockholder approval and will become effective only if Proposal 2 is approved by the requisite vote of stockholders at the Annual Meeting

Summary of the Incentive Plan

        The primary purposes of the Incentive Plan are to provide those who are selected for participation with added incentives to continue in our long term service and to create in such persons a more direct interest in the future success of our operations by relating incentive compensation to increases in stockholder value, so that the income of those participating in the Incentive Plan is more closely aligned with the income of our stockholders. The Incentive Plan is also designed to provide a financial incentive that will help us attract, retain and motivate the most qualified employees and consultants.

        The Incentive Plan permits the grant of incentive and non-qualified stock options. Our eligible employees and consultants may receive options under the Incentive Plan. Currently, we have approximately 21 employees, and one consultant, who may be eligible to receive options under the Incentive Plan. The Committee has the authority to grant options under the Incentive Plan to employees and consultants, and may, under certain circumstances, delegate to our officers the authority to grant options to specified groups of employees and consultants. References in the following discussion to the Committee's power to make option grants and establish the terms of options shall include our officers to whom such power has been delegated by the Committee.

        The awards that will be granted under the Incentive Plan in the future to eligible employees and consultants are not determinable because the Committee may choose to grant options or may choose to decline to grant options in accordance with the Committee's existing policies and the terms of the Incentive Plan. Options that have been granted under the Incentive Plan are set forth in the "New Plan Benefits" table below. The Incentive Plan terminates December 19, 2013. The market value of the shares of common stock that may be awarded under the Incentive Plan is approximately $3.68 million, which is based on the maximum number of shares that may be awarded under the Incentive Plan, after amendment, multiplied by $3.20, the last reported sales price of the common stock in the "pink sheets" on April 8, 2005.

        Our board of directors believes it is in our best interests to approve the amendments to the Incentive Plan and recommends that our stockholders approve these amendments. The principal features of the Incentive Plan are summarized below.

Administration of the Incentive Plan

        Our compensation committee (the "Committee") will administer and interpret the Incentive Plan subject to the authority of the Committee to delegate certain functions to our officers. The Committee will be structured at all times so that it satisfies the requirements for the exemption pursuant to Rule 16b-3 under the Exchange Act.

Authorized Shares

        Our board of directors has previously reserved 900,000 shares of common stock for issuance under the Incentive Plan. The amendment of the Incentive Plan would increase the number of shares from 900,000 to 1,150,000.

Adjustments

        The number of shares is subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in our common stock. The Committee also has discretion to make adjustments in the event of an asset distribution by us, a grant to stockholders to acquire additional shares on a pro rata basis or any other changes in the outstanding common stock.

Terms of Options

        The Incentive Plan provides for the grant of either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive options may be granted only to employees.

        The Committee has the sole discretion to determine the employees and consultants to whom options may be granted, the type of options granted and the manner in which the options will vest. An incentive option, however, can vest each year with respect to no more than $100,000 in value of common stock based upon fair market value of the common stock on the date of grant of the incentive option. Options covering no more than 300,000 shares of common stock in the aggregate may be granted to a single participant during the life of the Incentive Plan unless otherwise approved by our stockholders.

        The Committee determines the option term, which can be no longer than ten years (five years in case of an incentive option granted to an employee who owns 10% or more of our common stock). The Committee determines the exercise price for each option, which may be more than or equal to the fair market value of the common stock subject to the options on date of grant. Incentive options must have an exercise price that is at least equal to fair market value of the common stock on the date the incentive option is granted (at least equal to 110% of fair market value in the case of an incentive option granted to an employee who owns 10% or more of our common stock).

        An option holder may exercise an option by written notice and payment of the exercise price:

  •
  in cash;

  •
  by certified, cashier's or other check acceptable to us;

  •
  by the surrender of a number of shares of common stock already owned by the option holder for at least six months and with a fair market value equal to the exercise price;

  •
  through a broker's transaction by directing the issuance of a certificate for the common stock to a broker who will sell all or a portion of such common stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price; or

  •
  in any combination of the foregoing methods.

        The Committee may allow option holders who are subject to withholding of federal and state income tax as a result of exercising an option to satisfy the income tax withholding obligation through the withholding of a portion of the common stock to be received upon the exercise of the option.

Non-Transferability

        Except as permitted by law, unless otherwise determined by the Committee and provided in the option agreement, options are non-transferable, except by will or pursuant to the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by such holder (or, in the event of incapacity, his or her guardian or legal representative).

Effect of Termination of Services

        Unless the Committee specifies otherwise, the following provisions apply with respect to the exercisability of an option following the termination of the holder's services. If the holder's employment or consulting relationship terminates because the holder becomes disabled, the option will terminate one year after termination. If the holder is terminated for cause, the option is void for all purposes. If the holder dies while employed or while a consultant, or within the exercisability period described above, the option will terminate one year after the date of death. If the holder's employment or consulting relationship terminates other than for cause, disability or death, the option will expire three months from the date of termination. In all cases, the option may be exercised only to the extent it was vested at the date the employment or consulting relationship is terminated, and only if it has not expired according to its terms.

Merger and Reorganization

        Upon the occurrence of:

  •
  our merger or consolidation (other than a merger or consolidation in which we are the continuing corporation and that does not result in any changes in the outstanding shares of common stock);

  •
  the sale of all or substantially all of our assets (other than a sale in which we continue as the holding company of an entity that conducts the business formerly conducted by us);

  •
  our dissolution or liquidation; or

  •
  any other transaction determined by resolution of the board to be similar,

        the Committee may:

  (1)
  determine that any or all options will become fully exercisable;

  (2)
  determine that any or all options will be assumed or substituted by the successor or purchaser in the transaction; or

  (3)
  make any other provision for the options as the Committee deems appropriate.

        The amendment of the Incentive Plan provides that upon the occurrence of a "change of control" of us, all options outstanding under the Incentive Plan shall be fully vested and immediately exercisable. A "change of control" means any transaction or event occurring on or after the date of the Incentive Plan as a direct or indirect result of which:

  (a)
  any person or any group in the aggregate equity interests (other than Greenlight Capital, L.L.C. and its affiliates) shall

  •
  beneficially own (directly or indirectly) more than 50% of the aggregate voting power of all of our equity interests at the time outstanding; or

  •
  have the right or power to appoint a majority of our board of directors;

  (b)
  during any period of two consecutive years, individuals who at the beginning of such period constituted our board of directors (together with any new directors whose election by such board of directors or whose nomination for election by our stockholders was approved by a vote of a majority of our directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of our board of directors then in office; or

  (c)
  any event or circumstance constituting a "change of control" under any documentation evidencing or governing any of our indebtedness in a principal amount in excess of $10.0 million shall occur which results in an obligation of us to prepay (by acceleration or otherwise purchase, offer to purchase, redeem or defease) all or a portion of such indebtedness.

Amendment and Termination

        The board may amend, modify or terminate the Incentive Plan in any respect at any time, but no amendment can impair any option previously granted or deprive an option holder of any common stock acquired without the option holder's consent. We will obtain stockholder approval of amendments to the extent required by applicable laws or rules. The Incentive Plan will terminate on December 19, 2013, unless sooner terminated by the board.

Federal Income Tax Consequences

        The following summary generally describes the principal federal (but not state and local) income tax consequences of option grants made pursuant to the Incentive Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular recipient or to us. In particular, this summary is qualified in its entirety by the discussion of Section 162(m) of the Code, discussed below under "Limitations on Deductions." The provisions of the Code and the regulation thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

        Non-Qualified Options.    When a non-qualified option is granted, there are no income tax consequences for the option holder or us. When a non-qualified option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. The compensation recognized by an employee is subject to income tax withholding. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        Incentive Options.    When an incentive option is granted, there are no income tax consequences for the option holder or us. When an incentive option is exercised, the option holder does not recognize income and we do not receive a deduction. The option holder must, however, treat the excess of the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the option holder makes a "disqualifying disposition" of the common stock (described below) in the same taxable year that the incentive option was exercised, there are no alternative minimum tax consequences.

        If the option holder disposes of the common stock after the option holder has held the common stock for at least two years after the incentive option was granted and 12 months after the incentive option was exercised, the amount the option holder receives upon disposition over the exercise price is treated as long-term capital gain for the option holder. We are not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the common stock by disposing of the common stock before it has been held for at least two years after the incentive option was granted and one year after the date the incentive option was exercised, the option holder recognizes compensation income equal to the excess of:

  •
  fair market value of the common stock on the date the incentive option was exercised or, if less, the amount received on the disposition over

  •
  the exercise price.

        At present, we are not required to withhold. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        Limitations on Deductions.    Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1,000,000 is paid to our chief executive officer or any one of the other four highest-paid executive officers who are employed by us on the last day of the taxable year. Certain "performance-based compensation," the material terms of which are disclosed to and approved by stockholders, is not, however, subject to this limitation on deductibility. We have structured the Incentive Plan with the intention that the compensation with respect to options would be qualified performance-based compensation and would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.

Vote Required

        The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote on this proposal is required to approve Proposal 2. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of Proposal 2.

Recommendation

        The board of directors recommends that stockholders vote FOR the approval of Proposal 2. If not otherwise specified, proxies will be voted FOR Proposal 2.

PROPOSAL 3
APPROVAL OF AMENDMENT TO STOCK OPTION PLAN FOR
INDEPENDENT DIRECTORS

        We are also asking you to approve an amendment of the New World Restaurant Group, Inc. Stock Option Plan for (Non-Employee) Independent Directors (the "Director Plan"). On December 19, 2003, our board of directors adopted the Director Plan effective January 1, 2004, and the Director Plan was approved by stockholders at the 2004 Annual Meeting. A copy of the Director Plan, as approved by our stockholders, is attached to this proxy statement as Annex C.

        At the March 1, 2005 Board of Directors' Meeting, the Board approved an amendment to the Director Plan (1) to provide for a pro rata grant of options for directors who are elected or appointed during the calendar year and (2) to provide that options expire no more than one year after an individual is no longer a director. A copy of the amendment of the Director Plan incorporating these two changes is attached to this proxy statement as Annex D. The purposes of the amendment are to provide that newly elected or appointed directors receive grants of options upon their respective election to office rather than January of the following year. This amendment is intended to enable the Company to attract directors and to provide that persons who are no longer serving as directors have a limited period (one year) in which to exercise their options. The amendment to the Director Plan is subject to stockholder approval, and will become effective only if Proposal 3 is approved by the requisite vote of stockholders at the Annual Meeting.

Summary

        The primary purposes of the Director Plan are to provide our independent directors with an added incentive to continue in service with us and a more direct interest in the future success of our operations. Our board of directors has reserved 200,000 shares of common stock for issuance under the Director Plan.

        The Director Plan permits the grant of non-qualified stock options. Directors who qualify as independent under the Sarbanes-Oxley Act of 2002 and rules promulgated by the SEC pursuant to the Exchange Act may receive options under the Director Plan. As of January 1, 2005, we had five non-employee directors who were eligible to receive options under the Director Plan.

        The Director Plan provides for automatic annual option grants to independent directors on January 1 of each year. Options that have been granted under the Director Plan are set forth in the "New Plan Benefits" table below. The market value of the shares of our common stock that may be awarded under the Director Plan is approximately $0.640 million, which is based on the maximum number of shares that may be awarded under the Director Plan, multiplied by $3.20, the last reported sales price of our common stock in the "pink sheets" on April 8, 2005.

        The board of directors believes it is in our best interests to approve the amendment to the Director Plan and recommends that stockholders approve these amendments. The principal features of the Director Plan are summarized below.

Administration of the Director Plan

        Our board of directors will administer and interpret the Director Plan.

Terms of Options

        The Director Plan provides for the grant of non-qualified stock options. On January 1 of each year, each independent director then serving on our board will automatically receive an option to acquire 10,000 shares of our common stock. Upon approval of Proposal 3 by the stockholders, if an individual is elected or appointed during the calendar year as an independent director, the independent director will be awarded an option for a number of shares equal to the pro rata portion of the 10,000 share annual grant based on the number of days the individual serves as an independent director during the calendar year. Each option will vest six months after the date of grant and will expire after five years unless earlier terminated or exercised. The exercise price for each option will be the fair market value of the common stock subject to the option on date of grant.

        An option holder may exercise an option by written notice and payment of the exercise price:

  •
  in cash;

  •
  by certified, cashier's or other check acceptable to us;

  •
  by the surrender of a number of shares of common stock already owned by the option holder for at least six months and with a fair market value equal to the exercise price; or

  •
  in any combination of the foregoing methods.

Adjustments

        The number of shares is subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in our common stock. The board also has discretion to make adjustments in the event of any other changes in the outstanding common stock.

Non-Transferability

        Except as permitted by law, options granted under the Director Plan are non-transferable, except by will or pursuant to the laws of descent and distribution and may be exercised during the lifetime of the holder thereof only by the holder (or, in the event of incapacity, his or her guardian or legal representative).

Effect of Termination of Services

        If a holder is removed from the board within an option's exercisability period for cause, as determined by the board in its sole discretion, the option is void for all purposes. If the holder dies while a director and during the applicable exercisability period, the option will terminate one year after the date of death. The amendment to the Director Plan provides that if the holder is no longer serving as a director of the Company, the option may be exercised within 12 months following the date the holder is no longer a director. The option will terminate after expiration of the 12 month period.

Merger and Reorganization

        Upon the occurrence of:

  •
  our merger or consolidation (other than a merger or consolidation in which we are the continuing corporation and that does not result in any changes in the outstanding shares of common stock);

  •
  the sale of all or substantially all of our assets (other than a sale in which we continue as the holding company of an entity that conducts the business formerly conducted by us);

  •
  our dissolution or liquidation;

  •
  a "change of control" of us (defined the same as under the Incentive Plan, as discussed above); or

  •
  any other transaction determined by resolution of the board to be similar, the board may determine that any or all options will:

  (1)
  become fully exercisable;

  (2)
  terminate at the closing of the transaction;

  (3)
  be cancelled in exchange for a cash payment equal to the greater of

  •
  the excess of the fair market value of our common stock over the exercise price or

  •
  the fair market value as determined by the board of the consideration for which a share of common stock is to be exchanged in the transaction, multiplied by the number of shares of common stock subject to the option;

  (4)
  be assumed or substituted by the successor or purchaser in the transaction; or

  (5)
  be dealt with in any other manner as the board deems appropriate.

Amendment and Termination

        The board may amend, modify or terminate the Director Plan in any respect at any time, but no amendment can impair any option previously granted or deprive an option holder of any common stock acquired without the option holder's consent. We will obtain stockholder approval of amendments to the extent required by applicable laws or rules. The Director Plan will terminate whenever the board adopts a resolution to that effect.

Federal Income Tax Consequences

        The following summary generally describes the principal federal (but not state and local) income tax consequences of option grants made pursuant to the Director Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular recipient or to us. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

        When a non-qualified option is granted, there are no income tax consequences for the option holder or us. When a non-qualified option is exercised, in general, the option holder recognizes ordinary income equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. We are entitled to a deduction equal to the ordinary income recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the ordinary income.

Vote Required

        The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote on this proposal is required to approve Proposal 3. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of Proposal 3.

Recommendation

        The board of directors recommends that stockholders vote FOR the approval of Proposal 3. If not otherwise specified, proxies will be voted FOR Proposal 3.

PROPOSAL 4
RATIFICATION OF INDEPENDENT AUDITORS

        A resolution will be presented at the Annual Meeting to ratify the appointment by the board of directors of the firm of Grant Thornton LLP as independent auditors, to audit our financial statements for the year ending January 3, 2006, and to perform other appropriate accounting services.

        Representatives of Grant Thornton LLP will attend the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting. In addition, representatives of Grant Thornton LLP will respond to appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        None.

Fees Paid to Independent Auditors

        For the fiscal years ended December 28, 2004 and December 30, 2003, Grant Thornton LLP, our independent auditor, billed the approximate fees set forth below:

Audit Fees

        Aggregate fees paid to Grant Thornton LLP in connection with the audit of our consolidated financial statements as of and for the year ended December 28, 2004 and their reviews of the unaudited condensed consolidated interim financial statements during the year ended December 28, 2004 were $372,000. Aggregate fees paid to Grant Thornton LLP in connection with the audit of the consolidated financial statements as of and for the year December 30, 2003 and their reviews of the unaudited condensed consolidated interim financial statements during the year ended December 30, 2003 were $490,000.

Audit-Related Fees

        Aggregate fees paid to Grant Thornton LLP in connection with the audit of our 401(k) plan for the year ended December 28, 2004 were $16,000. Aggregate fees paid to Grant Thornton LLP in connection with the audit of our 401(k) plan for the year ended December 30, 2003 were $8,000.

Tax Fees

        Aggregate fees paid during 2004 to Grant Thornton LLP in connection with the preparation of Form 5500 were $5,000. Grant Thornton LLP was not engaged to perform any tax related services for us during the year ended December 30, 2003.

All Other Fees

        Grant Thornton LLP was engaged to perform services relating to interviewing candidates for positions in our financial reporting department during the year ended December 28, 2004 for which it was paid a total of $2,500. Grant Thornton LLP was not engaged to perform and did not perform any other services during the year ended December 30, 2003.

Pre-Approval Policies and Procedures

        Our audit committee has established procedures for pre-approval of audit and non-audit services as set forth in the audit committee charter. The services that were pre-approved by the audit committee under these procedures during the 2004 fiscal year were: review of the Registration Statement on Form S-1; and the audit of the Company's 401K Plan.

Vote Required

        The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote on this proposal is required to approve Proposal 4. Greenlight Capital, L.L.C. has indicated its intention to vote in favor of Proposal 4.

Recommendation

        The board of directors recommends that stockholders vote FOR Proposal 4. If not otherwise specified, proxies will be voted FOR Proposal 4.

NEW PLAN BENEFITS

Benefits to Be Received Under the Incentive Plan

        The benefits to be received in the future under the Incentive Plan are indeterminable as all grants are determined by the compensation committee in its discretion. However, on April 7, 2005, the compensation committee made the following grants under the Incentive Plan, which are subject to stockholders' approval of Proposal 2 increasing the number of shares under the Incentive Plan:

Name Executive Officer and Position	Dollar Value(1)	Number of Units(2)
Paul J.B. Murphy, III President and Chief Executive Officer	$70,499.70	78,333
Michael J. Mrlik II Executive Vice President—Operations	$64,125.00	71,250
Richard P. Dutkiewicz Chief Financial Officer	$28,125.00	31,250
Jill B. W. Sisson General Counsel and Secretary	$28,125.00	31,250
Susan E. Daggett Chief Operating Officer	$10,500.30	11,667
Total for Executive Group	$201,375.00	223,750
Total for Non-Executive Officer Employee Group	$210,825.00	234,250

(1)
Dollar values are based on the spread between the last reported sale price of our common stock on April 8, 2005 ($3.20) and the exercise price of the options ($2.30).

(2)
All options were granted on April 7, 2005, and have an exercise price of $2.30. Half of the options vest in three equal annual installments commencing on January 1, 2006; the other half vest, if at all, based upon our financial performance in each of the 2005, 2006 and 2007 fiscal years. The options expire ten years from the grant date.

Benefits to Be Received Under the Director Plan

        The benefits to be received in the future under the Director Plan are indeterminable as they are dependent on the number of independent directors in office on January 1 of each year. As of April 8, 2005, the following grants had been made under the Director Plan:

Name	Dollar Value		No. of Units
Michael W. Arthur	$12,000.00	(1)	10,000	(2)
John S. Clark	$12,000.00	(1)	10,000	(2)
Frank C. Meyer	$12,000.00	(1)	10,000	(2)
S. Garrett Stonehouse	$12,000.00	(1)	10,000	(2)
Leonard Tannenbaum	$12,000.00	(4)	20,000	(3)
Total for Independent Director Group	$60,000.00		60,000

(1)
Dollar values for options granted in 2005 are based on the spread between the last reported sale price of our common stock on April 8, 2005 ($3.20) and the exercise price of the options ($2.00).

(2)
Options granted on January 3, 2005 (represents the first business day of 2005) at an exercise price of $2.00, vest in full on July 1, 2005 and expire five years from the grant date.

(3)
Includes options to purchase 10,000 shares granted on January 1, 2004 at an exercise price of $3.75, which vested in full on July 1, 2004 and expire January 1, 2009. Also includes options to purchase 10,000 shares granted on January 3, 2005 at an exercise price of $2.00, which vest in full on July 1, 2005 and expire five years from the grant date.

(4)
Dollar values are based on the spread between the last reported sale price of our common stock on April 8, 2005 ($3.20) and the exercise price of options considered "in-the-money." As 10,000 of the options granted have an exercise price greater than $3.20, the dollar value related to those options has been excluded from the calculation.

Benefits Under Equity Compensation Plans as of December 28, 2004

        The following table summarizes equity compensation plan information as of December 28, 2004:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
1994 Employee Stock Plan	17	$210.71	0	(1)
1995 Directors' Stock Option Plan	2,324	$32.43	0	(1)
Executive Employee Incentive Plan	771,000	$3.87	129,000	(2)
Independent Directors' Stock Option Plan	30,000	$3.75	170,000	(3)
Equity compensation plans not approved by security holders
Barry Levine(4)	664	$211.62	0
Robert Williams(4)	664	$211.62	0
Leonard Tannenbaum(5)	1,163	$0.00	0
Bruce Toll(6)	1,628	$0.00	0
B&B Ventures(7)	166	$146.90	0
Total	807,626	$4.31	299,000

(1)
During fiscal 2003, the plan was suspended by the board of directors. Accordingly, no further grants will be made under this plan.

(2)
During fiscal 2005, options to purchase 61,250 shares of common stock were cancelled based on 2004 EBITDA results.

(3)
On January 3, 2005, options to purchase 10,000 shares of common stock were issued to each of Messrs. Arthur, Clark, Meyer, Stonehouse and Tannenbaum. The options have an exercise price of $2.00, vest in full on July 1, 2005 and expire five years from the date of grant.

(4)
Represents options and warrants to purchase 498 and 166 shares of common stock, respectively, granted during 1996 - 1998 for consulting services in connection with the operation of a coffee roasting facility we previously owned. The options vested immediately upon grant.

(5)
Represents warrants granted to Mr. Tannenbaum, one of our directors, in 2000 for financial advisory services.

(6)
Represents warrants granted to Mr. Toll, Mr. Tannenbaum's father-in-law, in 2000 for financial advisory services.

(7)
Represents warrants to purchase 166 shares of common stock granted during 2000 for consulting services in connection with the operation of a coffee roasting facility we previously owned.

        For further discussion of the material features of our plans, see "Other Stock Option Plans" and "Compensation of Directors."

Other Stock Option Plans

        Our 1994 Plan provided for the granting to employees of incentive stock options and for the granting to employees and consultants of non-statutory stock options and stock purchase rights. The 1994 Plan was suspended by our board of directors on November 21, 2003. At December 28, 2004, 17 options with an exercise price of $120.71 per share remained outstanding under this plan.

        Our 1995 Plan was adopted by our board of directors and approved by our stockholders in August 1995. The 1995 Plan provided for the automatic grant of non-statutory stock options to our non-employee directors. On December 19, 2003, our board of directors suspended the 1995 Plan. At December 28, 2004, 2,324 options with a weighted average exercise price of $32.43 per share remained outstanding under this plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the total compensation awarded to, earned by or paid during our last three fiscal years to our Chief Executive Officer and our other current executive officers during the year ended December 28, 2004 ("Named Executive Officers").

Summary Compensation Table

	Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)
Paul J.B. Murphy, III(2) President and Chief Executive Officer	2004 2003 2002	$ $ $	387,885 335,000 320,192	$ $ $	— 225,647 150,000	— — —	— — —	— 160,000 —
Michael J. Mrlik II(3) Chief Operating Officer	2004 2003	$ $	274,423 260,000	$	— 142,113	— —	— —	— 75,000
Richard P. Dutkiewicz(4) Chief Financial Officer	2004 2003	$ $	190,000 27,038		— —	— —	— —	75,000
Jill B. W. Sisson(5) General Counsel and Secretary	2004 2003		$201,747 —		— —	— —	— —	75,000
Susan E. Daggett Chief Strategy Officer	2004 2003	$ $	297,115 225,000	$ $	— 178,664	— —	— —	— 140,000

(1)
Bonus amounts represent amounts paid in the respective fiscal year for bonuses earned in the preceding fiscal year.

(2)
Mr. Murphy became Chief Executive Officer on October 1, 2003. His annual salary for 2005 has been increased to $400,000.

(3)
On April 11, 2005, Mr. Mrlik submitted his letter of resignation.

(4)
Mr. Dutkiewicz was hired as Chief Financial Officer in October 2003. His annual salary for 2005 has been increased to $225,000.

(5)
Ms. Sisson is currently a consultant to the company under an agreement dated December 8, 2003. Her annual consulting agreement for 2005 has been increased to $225,000.

Stock Option Grants in Last Fiscal Year

        There were not any grants of stock options to the Named Executive Officers during the year ended December 28, 2004.

Fiscal Year End Option Values

        During the fiscal year ended December 28, 2004, none of the Named Executive Officers exercised any stock options. Set forth below is information on the number of stock options held by the Named Executive Officers as of December 28, 2004. None of such stock options were in-the-money as of December 28, 2004.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
	Exercisable	Unexercisable
Paul J.B. Murphy, III	0	160,000	(1)
Michael J. Mrlik II	0	75,000	(1)
Richard P. Dutkiewicz	0	75,000	(1)
Jill B. W. Sisson	0	75,000	(1)
Susan E. Daggett	0	140,000	(1)

(1)
Half of the options are subject to time vesting and half to performance vesting.

Employment and Other Arrangements

        Jill B.W. Sisson.    On December 8, 2003, we entered into a consulting agreement with Jill B.W. Sisson to provide legal, consulting and advisory services to us and to serve as our General Counsel and Secretary. Pursuant to the agreement, Ms. Sisson is paid $15,833 per month, which may be adjusted by the board of directors and, on December 19, 2003, was granted options to purchase 75,000 shares of common stock pursuant to the Incentive Plan. The options vest in part upon length of service, and in part upon the achievement of specified financial goals by us. Certain options were cancelled in 2005 based on 2004 financial results. In addition, Ms. Sisson is eligible to receive annual additional premium compensation based upon company performance and personal performance. Ms. Sisson will also be reimbursed for reasonable and necessary out-of-pocket expenses. The agreement provides for non-solicitation of company employees for a year after termination of the agreement, and can be terminated by either party upon 30 days' notice.

        We have no other employment or similar contracts as of the date of this proxy statement.

Corporate Code of Conduct

        We have adopted a Corporate Code of Conduct that applies to our directors, executive officers and all of our employees. We will provide any person, without charge and upon request, with a copy of our Corporate Code of Conduct. Requests should be directed to us at 1687 Cole Boulevard, Golden, Colorado 80401, Attention: Secretary. The Corporate Code of Conduct is also available on our website at www.nwrgi.com.

        We will disclose any amendments to or waivers of the Corporate Code of Conduct on our website at www.nwrgi.com. We have established a confidential hotline to answer employees' questions related to the Corporate Code of Conduct and to report any concerns. Our audit committee also has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

        Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report on Executive Compensation, Audit Committee Report and Performance Graph shall not be deemed to be "Soliciting Material," are not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

Compensation Committee Report on Executive Compensation

        The compensation committee of the board of directors consists of three non-employee directors, Leonard Tannenbaum, John S. Clark II, and S. Garrett Stonehouse, Jr.

        Compensation Philosophy.    Our executive compensation program is designed to attract, retain, and motivate high caliber executives and to focus the interests of the executives on objectives that enhance stockholder value. The principal elements of our executive compensation program are base salary, bonus, and stock options. These goals emphasize pay for performance by having a portion of the executive's compensation dependent upon achieving individual objective goals which have a direct impact on our business results and ensuring the company achieves certain financial results and another portion of the executive's compensation being solely dependent on our company achieving certain financial results. In addition, we have linked executive and stockholder interests through equity-based plans. Also, we strive to make the compensation packages for our executives competitive relative to similar positions at companies of comparable size in our industry.

        Executive Officer Salaries.    Base salaries for our executives are intended to reflect the scope of each executive's responsibilities, success of our business, and individual contributions of each executive to that success. Increases in base salary may be affected by other considerations, such as geographic or market data, industry trends and internal equity. Executive salaries are adjusted only after evaluation of all of these considerations, occurring gradually over time and only as necessary to meet our operational and financial objectives.

        Bonuses.    The compensation committee may award cash bonuses to our executive officers. The 2004 bonus plan established a company financial performance threshold and maximum based on EBITDA. The dollars exceeding the EBITDA threshold created a bonus pool out of which 2004 bonuses were calculated. The bonus plan has two parts, one-half is based on the EBITDA performance and achievement of individual performance goals and one-half is based solely on EBITDA. The EBITDA achieved was 55% of the maximum potential for 2004. The achievement percentage of individual performance goals was determined by the CEO for executive officers and reviewed by the Committee. The executive officers' bonus for 2004 averaged 45.0% of total bonus potential.

        In December 2004, the compensation committee reviewed a 2005 bonus plan based on the pay for performance compensation philosophy described above. This plan was adopted on March 1, 2005. The 2005 bonus plan also sets company financial goals and requires individual goals for each executive.

        Stock Plan.    We rely on long-term equity-based compensation as a means of compensating and incentivizing our executive officers. It is our practice to set option exercise prices at not less than 100% of the fair market value of our common stock on the date of grant. Thus, the value of the stockholder's investment in us must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years. In determining the number of shares subject to stock option grants to executive officers, the compensation committee considers various subjective factors primarily related to the responsibilities of the individual officers and to their expected future contributions as well as the number of options previously granted to the officer or which continue to be subject to vesting under the outstanding options previously granted to such officer. In addition, the compensation committee examines the level of equity incentives held by each executive officer relative to the other executive officers' equity positions and their tenure, responsibilities, experience and value to us. The compensation committee has granted options to purchase a total of 1,349,000 shares of which 1,132,000 remain outstanding as of April 8, 2005. Of the outstanding grants, options to purchase 232,750 shares are subject to stockholders' approval of Proposal 2. The options were granted to the executive officers and 14 other key officers and employees. One-half of each of these grants vest equally over three years and one-half vest over three years based upon the attainment of certain financial goals in each of those years. In first quarter 2005, options to purchase 183,750 shares became exercisable.

        Compensation of Current Chief Executive Officer.    Paul J.B. Murphy, III has served as our Chief Executive Officer since October 2003. Mr. Murphy generally participates in the same executive compensation plans and arrangements available to other senior executives. Accordingly, his compensation also consists of an annual base salary, a potential annual cash bonus, and long-term equity-linked compensation in the form of stock options. In December 2003, he was granted options to purchase 160,000 shares, and on April 7, 2005 he was granted options to purchase 78,333 shares subject to stockholders' approval of Proposal 2. The options vest, in part, based on length of service and, in part, upon achievement of EBITDA goals. The compensation committee's general approach in establishing Mr. Murphy's compensation is to be competitive with peer companies. Mr. Murphy's bonus award is based 50% on achievement of individually-defined objective performance criteria and 50% on overall company financial performance based on EBITDA. His individual performance goals generally related to the development and execution of specific initiatives and the reduction of costs. The achievement percentage of his individual performance goals was determined by the compensation committee. Mr. Murphy's bonus for 2004 was 40.4% of his bonus potential.

        Policy of Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, limits a company's tax deduction to $1 million for compensation paid to its chief executive officer and any of its four most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the company's stockholders. We intend to continue to use performance-based compensation in the future, which should minimize the effect of this deduction limitation. However, we strongly believe that our primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to maximize the return to stockholders, and that the loss of a tax deduction may be necessary in some circumstances.

        Summary.    In summary, the compensation committee believes that our compensation program is reasonable and competitive with compensation paid by other restaurant companies of similar size, revenue, and operations. The program is designed to reward managers for their strong personal, company, and share value performance. The compensation committee monitors the various guidelines that make up the program and reserves the right to adjust them as necessary to continue to meet company and stockholder objectives.

                      COMPENSATION COMMITTEE

                      Leonard Tannenbaum, Chairman
                      John S. Clark II
                      S. Garrett Stonehouse, Jr.

Audit Committee Report

        The audit committee of the board of directors consists of three non-employee independent directors, Leonard Tannenbaum, Chairman, Frank C. Meyer and Michael W. Arthur. The audit committee is a standing committee of the board of directors and operates under a written charter approved by the Board of Directors in January 2004 and reviewed and reaffirmed by the committee in March 2005. The charter is available on our website at www.nwrgi.com.

        Management is responsible for our system of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee is responsible for monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our auditors.

        The audit committee has reviewed with our management and the independent accountants the audited consolidated financial statements in the annual report on Form 10-K for the year ended December 28, 2004, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The audit committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees."

        Our independent accountants also provided to the audit committee the written disclosure required by "Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees." The audit committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants were compatible with maintaining its independence.

        Based on the audit committee's discussion with management and the independent accountants, and the audit committee's review of the representation of management and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 28, 2004 filed with the SEC.

                      Submitted by the Audit Committee,
                      Leonard Tannenbaum, Chairman
                      Frank C. Meyer
                      Michael W. Arthur

PERFORMANCE GRAPH

        The included performance graph covers the fiscal five-year period from December 26, 1999 through December 28, 2004. The graph compares the total return of our common stock (NWRG) to our current peer group of companies (PGI—Current), our former peer group of companies (PGI—Former), and the NASDAQ Composite Index. The PGI—Current was selected to represent our competitive peer group, comprised of multi- concept companies and/or companies with a similar organizational structure. The companies selected are participants of the restaurant industry with a sufficient period of operating history for continuous inclusion in the Index.

Five Year Performance Graph

	Measurement Period—5 years(1)(2)
	12/26/99	12/31/00	1/1/02	12/31/02	12/30/03	12/28/04
NWRG	$100.00	$47.03	$20.23	$4.94	$2.73	$1.76
PGI—Current(3)	$100.00	$137.87	$163.47	$167.52	$227.96	$346.67
PGI—Former(4)	$100.00	$225.08	$516.00	$671.77	$767.18	$760.83
NASDAQ	$100.00	$62.24	$49.14	$33.64	$50.63	$54.85

(1)
Assumes all distributions to stockholders are reinvested on the payment dates.

(2)
Assumes $100 initial investment on December 26, 1999 in NWRG, the PGI—Current, the PGI—Former, and the NASDAQ Composite Index.

(3)
The PGI—Current is a market value-weighted index. The index includes:
Panera Bread Company
Starbuck's Corporation
YUM! Brands, Inc.
Star Buffet, Inc.
Worldwide Restaurant Concepts, Inc.
Brinker International, Inc.
CBRL Group, Inc.
Quality Dining, Inc.
Darden Restaurants, Inc.

(4)
The PGI—Former is a market value-weighted index. The index includes:
Panera Bread Company
Schlotzsky's Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners have been complied with for the fiscal year ended December 28, 2004, except that Michael W. Arthur, a director and Michael Mrlik, an officer, failed timely to report their initial ownership of securities on Form 3 on their respective elections as a director and officer. In Mr. Arthur's case, it was due to the delay by the SEC in sending information on his ID number. All Form 3's were later filed with the SEC.

HOUSEHOLDING

        As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including proxy statements, annual reports and information statements to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any such request should be directed to New World Restaurant Group, Inc., 1687 Cole Boulevard, Golden, Colorado 80401, Attention: Secretary, or by telephone at (303) 568-8000.

PROPOSALS OF STOCKHOLDERS

        Stockholders wishing to include proposals in the proxy material in relation to the annual meeting in 2006 must submit the proposals in writing so as to be received by the Secretary at our executive offices, no later than the close of business on December 1, 2005. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholders' proposals and the provisions of our Restated Certificate of Incorporation. If we are not notified of intent to present a proposal at our 2006 annual meeting by February 15, 2006, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

OTHER BUSINESS

        We do not anticipate that any other matters will be brought before the annual meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

BY THE BOARD OF DIRECTORS

Jill B.W. Sisson Secretary

Golden, Colorado
April 11, 2005

Annex A

2004 EXECUTIVE EMPLOYEE INCENTIVE PLAN

NEW WORLD RESTAURANT GROUP, INC.

EXECUTIVE EMPLOYEE INCENTIVE PLAN

(effective December 19, 2003)

A-i

NEW WORLD RESTAURANT GROUP, INC.

EXECUTIVE EMPLOYEE INCENTIVE PLAN

ARTICLE I
INTRODUCTION

        1.1   Establishment. New World Restaurant Group, Inc., a Delaware corporation, effective December 19, 2003, hereby establishes the New World Restaurant Group, Inc. Employee Incentive Plan (the "Plan") for certain employees of the Company (as defined in subsection 2.1(i)) and certain consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended to certain key employees of the Company and non-qualified stock options to certain key employees and consultants to the Company.

        1.2   Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

        1.3   Effective Date. The initial effective date of the Plan is December 19, 2003.

ARTICLE II
DEFINITIONS

        2.1   Definitions. The following terms shall have the meanings set forth below:

          (a)   "Affiliated Corporation" means any corporation or other entity that is affiliated with New World Restaurant Group, Inc. through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Section 424 of the Code.

          (b)   "Board" means the Board of Directors of New World Restaurant Group, Inc.

          (c)   "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          (d)   "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 0, the Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

          (e)   "Company" means New World Restaurant Group, Inc. and the Affiliated Corporations.

          (f)    "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

          (g)   "Effective Date" means the original effective date of the Plan, December 19, 2003.

          (h)   "Eligible Consultants" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

          (i)    "Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code. Employee shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. Leased employees shall not be treated as employees under this Plan.

          (j)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

          (k)   "Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith. If, upon exercise of an Option, the exercise price is paid by a broker's transaction as provided in subsection 7.2(f)(ii)(D), Fair Market Value, for purposes of the exercise, shall be the price at which the Stock is sold by the broker.

          (l)    "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

          (m)  "Non-Qualified Option" means any Option other than an Incentive Option.

          (n)   "Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

          (o)   "Option Agreement" shall have the meaning given to such term in Section 7.2 hereof.

          (p)   "Option Holder" means a Participant who has been granted one or more Options under the Plan.

          (q)   "Option Period" means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

          (r)   "Option Price" means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

          (s)   "Participant" means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

          (t)    "Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

          (u)   "Share" means one whole share of Stock.

          (v)   "Stock" means the $0.001 par value common stock of New World Restaurant Group, Inc.

        2.2   Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III
PLAN ADMINISTRATION

        3.1   General. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the number of shares covered by each Option granted under the Plan, the time at which such Options are to be granted, and the Option Price, period and manner in which Options become exercisable. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to the Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

        3.2   Delegation by Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Options under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Option, all references in the Plan to the Committee's exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Options to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act shall not be delegated by the Committee.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

        4.1   Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Options is 900,000 Shares, all of which may be issued under Incentive Options. Upon exercise of an Option, the Shares issued upon exercise of such Option shall no longer be considered to be subject to an outstanding Option for purposes of the immediately preceding sentence. Notwithstanding anything to the contrary contained herein, no Option granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE IV. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        4.2   Limit on Option Grants. The maximum number of Shares with respect to which a Participant may receive Options under the Plan during the terms of the Plan is 300,000 Shares. The maximum number may be increased from time to time by approval of the Board and by the stockholders of the Company. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the stockholders. Stockholder approval shall not be required for increases solely pursuant to Section 4.2 below.

        4.3   Other Shares of Stock. Any Shares that are subject to an Option that expires or for any reason is terminated unexercised, and any Shares withheld for the payment of taxes or received by the Company as payment of the exercise price of an Option, shall automatically become available for use under the Plan, provided, however, that no more than 800,000 Shares may be issued under Incentive Options.

        4.4   Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Options may be granted under the Plan, (ii) the Shares then included in each outstanding Option granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

        4.5   Other Distributions and Changes in the Stock. If

        The Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 4.4), or

        The Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

        There shall be any other change (except as described in Section 4.4) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of Shares subject to an Option, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Option, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option that involves the particular type of stock for which a change was effected.

        4.6   General Adjustment Rules. No adjustment or substitution provided for in this ARTICLE IV shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional Share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed.

        4.7   Determination by the Committee, Etc. Adjustments under this ARTICLE IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V
CORPORATE REORGANIZATION; CHANGE OF CONTROL

        5.1   Adjustment of Awards. Upon the occurrence of a Corporate Transaction (as defined in Section 5.3), the Committee may take any one or more of the following actions with respect to outstanding Options:

        Provide that any or all Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals, or otherwise have been satisfied;

        Provide for the assumption or substitution of any or all Options as described in Section 5.2;

        Make any other provision for outstanding Options as the Committee deems appropriate.

        The Committee may provide that any Options that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Options.

        5.2   Assumption or Substitution of Options. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options.

        5.3   Corporate Transaction. A Corporate Transaction shall include the following:

          (a)   Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

          (b)   Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

          (c)   Liquidation: the dissolution or liquidation of the Company;

          (d)   Change of Control: A "Change of Control" means any transaction or event occurring on or after the date of this Plan as a direct or indirect result of which (a) any Person or any group in the aggregate equity interests (other than Greenlight Capital, L.L.C. and its affiliates) shall (1) beneficially own (directly or indirectly) of the Company having more than 50% of the aggregate voting power of all equity interests of the Company at the time outstanding or (2) have the right or power to appoint a majority of the board of directors of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the board of directors of the Company then in office; or (c) any event or circumstance constituting a "change of control" under any documentation evidencing or governing any indebtedness of the Company in a principal amount in excess of $10.0 million shall occur which results in an obligation of the Company to prepay (by acceleration or otherwise purchase, offer to purchase, redeem or defease all or a portion of such indebtedness).

The terms "beneficially own", "beneficial owner" and "Group" shall have the meanings ascribed to such terms in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that, for the purposes of this definition of "Change of Control" only, any Person or Group other than Greenlight Capital, L.L.C. and its affiliates shall be deemed to be the current beneficial owner of any shares of voting Stock of the Company, or any interests or participations in, or measured by the profits of, the Company, that are issuable upon the exercise of any option, warrant or similar right, or upon the conversion of any convertible security, in either case owned by such Person or Group without regard to whether such option, warrant or convertible security is currently exercisable or convertible or will become convertible or exercisable within 60 days if the exercise or conversion price thereof at the time of grant was lower than the fair market value of the underlying security at the time of grant; or

          (e)   Other Transactions: Any other transaction that the Board determines by resolution to be a Corporate Transaction.

ARTICLE VI
PARTICIPATION

        Employee Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Options; provided, however, that the grant of each such Option shall be separately approved by the Committee and receipt of one such Option shall not result in automatic receipt of any other Option. Upon determination by the Committee that an Option is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any Option Agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such Option Agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII
OPTIONS

        7.1   Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

        7.2   Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

          (a)   Number of Shares. Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

          (b)   Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, but, in the case of an Incentive Option, in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted.

          (c)   Duration of Options; Restrictions on Exercise. Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

          (d)   Termination of Services, Death, Disability, Etc. The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

            (i)    If the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean willful misconduct, a willful failure to perform the Option Holder's duties, insubordination, theft, dishonesty, conviction of a felony or any other willful conduct that is materially detrimental to the Company or such other cause as the Board in good faith reasonably determines provides cause for the discharge of an Option Holder.

            (ii)   If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

            (iii)  If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

            (iv)  If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause, Disability, or death, the Option may be exercised by the Option Holder within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of services.

          (e)   Consideration for Grant of Option. Each Option Holder agrees to remain in the employment of the Company or to continue providing consulting services to the Company, as the case may be, at the pleasure of the Company, for a continuous period of at least one year after the date the Option is granted, at the rate of compensation in effect on the date of such agreement or at such changed rate as may be fixed, from time to time, by the Company. Nothing in this paragraph shall limit or impair the Company's right to terminate the employment of any employee.

          (f)    Exercise, Payments, Etc.

            (i)    Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker's transaction described in subsection 7.2(f)(ii)(D), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

            (ii)   The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

            (A)  in cash;

            (B)  by certified check, cashier's check or other check acceptable to the Company, payable to the order of the Company;

            (C)  by delivery to the Company of certificates representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six (6) months or such other period of time fixed by the Committee; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price; or

            (D)  if permitted by law, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

          (g)   Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

          (h)   Withholding.

            (i)    Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in ARTICLE VIII.

            (ii)   Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

        7.3   Restrictions on Incentive Options(a) Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted.

          (b)   Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

        7.4   Transferability(a) General Rule: No Lifetime Transfers. An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder's guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

          (b)   No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

        7.5   Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in ARTICLE IV.

ARTICLE VIII
RIGHTS OF PARTICIPANTS

        8.1   Service. Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

        8.2   No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE IX
GENERAL RESTRICTIONS

        9.1   Investment Representations. The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

        9.2   Compliance with Securities Laws. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        9.3   Changes in Accounting Rules. Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options as to which the applicable services or other restrictions have not been satisfied.

ARTICLE X
OTHER EMPLOYEE BENEFITS

        The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or sale of Option Shares shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

ARTICLE XI
PLAN AMENDMENT, MODIFICATION AND TERMINATION

        The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

        No amendment, modification or termination of the Plan shall in any manner adversely affect any Options granted under the Plan without the consent of the Participant holding such Options.

ARTICLE XII
WITHHOLDING

        12.1 Withholding Requirement. The Company's obligations to deliver shares of Stock upon the exercise of any Option shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

        12.2 Withholding With Stock. At the time the Committee grants an Option or at any time thereafter, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing (a) to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant; provided however, that the amount of Stock so withheld shall not exceed the minimum amount required to be withheld under the method of withholding that results in the smallest amount of withholding, or (b) to transfer to the Company a number of shares of Stock that were acquired by the Participant more than six months prior to the transfer to the Company and that have a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

          (a)   All elections must be made prior to the Tax Date.

          (b)   All elections shall be irrevocable.

          (c)   If the Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

ARTICLE XIII
REQUIREMENTS OF LAW

        13.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

        13.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, Options granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Option for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the Option Agreement which describes the Options.

        13.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XIV
DURATION OF THE PLAN

        Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on December 19, 2013, and no Option shall be granted after such termination. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

[SIGNATURE PAGE FOLLOWS]

Dated: December 19, 2003

NEW WORLD RESTAURANT GROUP, INC. a Delaware corporation
By:	/s/ PAUL J.B. MURPHY, III

Annex B

FIRST AMENDMENT TO THE

NEW WORLD RESTAURANT GROUP, INC.
2004 EXECUTIVE EMPLOYEE INCENTIVE PLAN

        1.     Plan Sponsor: New World Restaurant Group, Inc.

        2.     Amendment of Plan: The following Amendments to the New World Restaurant Group, Inc. 2004 Executive Employee Incentive Plan (the "Plan") are adopted, effective as provided in Paragraph 3:

  A.
  Section 4.1 shall be amended by replacing the existing Section 4.1 with the following Section 4.1:

        4.1   Number of Shares.    The maximum aggregate number of Shares that may be issued under the Plan pursuant to Options is 900,000 Shares, all of which may be issued under Incentive Options. Effective March 1, 2005, the maximum aggregate number of Shares that may be issued under the Plan pursuant to Options shall be increased from 900,000 to 1,150,000, all of which may be issued under Incentive Options. Upon exercise of an Option, the Shares issued upon exercise of such Option shall no longer be considered to be subject to an outstanding Option for purposes of the immediately preceding sentence. Notwithstanding anything to the contrary contained herein, no Option granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE IV. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

  B.
  Section 5.1 shall be amended by adding the following paragraph to the end of the existing Section 5.1:

    Notwithstanding the foregoing, effective March 1, 2005, all outstanding Options shall become fully vested and fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals, or otherwise have been satisfied upon a Change in Control as defined in Section 5.3(d).

        3.     Effective Date: The Effective Date of this Amendment shall be March 1, 2005.

        4.     Terms and Conditions of Plan: Except for the above Amendment, all terms and conditions of the Plan are unamended and shall remain in full force and effect.

B-1

        5.     Execution: The Plan Sponsor has executed this Amendment as of the date set forth below.

NEW WORLD RESTAURANT GROUP, INC.
By:	/s/ PAUL J.B. MURPHY, III
Title:	President and Chief Executive Officer
Date:	March 1, 2005

B-2

Annex C

NEW WORLD RESTAURANT GROUP, INC.

STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS

Effective January 1, 2004

C-i

NEW WORLD RESTAURANT GROUP, INC.
STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

        The Board of Directors of New World Restaurant Group, Inc. (the "Board"), a Delaware corporation (the "Company"), hereby establishes the New World Restaurant Group, Inc. Stock Option Plan for Independent Directors (the "Plan"), effective January 1, 2004 (the "Effective Date").

PURPOSES

        The purposes of the Plan are to provide Independent Directors of the Company added incentive to continue in the service of the Company and a more direct interest in the future success of the operations of the Company by granting to such directors options ("Options") to purchase shares of the $.001 par value common stock (the "Stock") of the Company upon the terms and conditions described below.

ARTICLE I
GENERAL

        1.1   Definitions. For purposes of the Plan and as used herein, an "Independent Director" is an individual who (a) is a member of the Board of Directors of the Company and (b) meets the criteria set forth in § 301 of the Sarbanes-Oxley Act of 2002 and related guidance. An Independent Director to whom an Option is granted is referred to herein as a "Holder." The agreement between the Company and the Independent Director containing the terms of an Option is referred to as a "Stock Option Agreement."

        1.2   Nature of Options. The Options granted hereunder shall be options that do not satisfy the incentive stock option requirements of section 422 of the Code.

ARTICLE II
PLAN ADMINISTRATION

        2.1   Duties and Powers of Board. The Plan shall be administered by the Board. The Board shall conduct the general administration of the Plan in accordance with its provisions. The Board's duties and powers shall include, but not be limited to, the power to interpret the Plan and the Stock Option Agreements, to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement, to determine the rights of all Independent Directors and other interested persons hereunder, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

        2.2   Professional Assistance and Good Faith Actions. All expenses and liabilities incurred by members of the Board in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company, and its officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Independent Directors, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE III
OPTIONS

        3.1   Eligibility. The Independent Directors on the Effective Date and each Independent Director elected thereafter shall be eligible to receive Options to purchase Stock in accordance with Section 3.2 on the terms and conditions herein described.

        3.2   Grant. Subject to stockholder approval of the Plan, on the first day of each January during the term of this Plan, each individual then serving as an Independent Director shall be granted an Option to purchase 10,000 shares of Stock.

        3.3   Terms. As soon as possible after an Independent Director becomes entitled to the grant of an Option under Section 3.2, the Secretary of the Company shall issue such Option and shall cause to be executed a Stock Option Agreement for the number of Options granted, which shall be executed by such Independent Director and an authorized officer of the Company. In the event of any inconsistency between the provisions of the Plan and any Stock Option Agreement entered into hereunder, the provisions of the Plan shall govern. Options issued pursuant to the Plan shall have the following terms and conditions in addition to those set forth elsewhere herein:

          (a)   Number. Each Independent Director shall receive under the Plan Options to purchase the number of shares of Stock specified in Section 3.2, subject to adjustment as provided in Article IV.

          (b)   Price. The price at which each share of Stock covered by an Option may be purchased by each Independent Director shall be the Fair Market Value (as defined in Section 6.5) of the Stock on the date of grant, subject to adjustment as provided in Article IV.

          (c)   Duration of Options. The period within which each Option may be exercised shall expire five years from the date the Option is granted (the "Option Period"), unless terminated sooner pursuant to subsection (d) below or fully exercised prior to the end of such period.

          (d)   Termination of Option Prior to End of Option Period. The Option shall terminate prior to the end of the Option Period in the following circumstances:

            (i)    If the Holder is removed as a director of the Company during the Option Period for cause (as determined by the Board in its absolute discretion), the Option shall be void thereafter for all purposes.

            (ii)   If the Holder dies during the Option Period while serving as a director, the Option may exercised by those empowered to do so under the Holder's will or by the then applicable laws of descent and distribution within twelve months following the Holder's death (if otherwise within the Option Period), but not thereafter.

          (e)   Transferability. Each Option granted under the Plan shall not be transferable by the Holder other than by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder or, in the event of disability or incapacity, by the Holder's guardian or legal representative. The Holder's guardian or legal representative shall have all of the rights of the Holder under this Plan.

          (f)    Exercise, Payments, etc.

            (i)    The method of exercising each Option granted shall be by delivery to the Company of written notice specifying the number of shares with respect to which the Option is exercised. The purchase of Stock pursuant to the Option shall take place at the principal office of the Company within thirty days following delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods set forth in Section 3.3(f)(ii) or a combination thereof. The Option shall be exercised when the purchase price is paid in full. A properly executed certificate or certificates representing the Stock shall be delivered to the Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company may deliver a new Option Certificate evidencing the Option on the remaining shares on delivery of the outstanding Option Certificate for the Option being exercised.

            (ii)   The exercise price shall be paid by any of the following methods or any combination of such methods, at the option of the Holder: (A) cash, or (B) certified, cashier's, or other check acceptable to the Company, payable to the order of the Company; or (C) delivery to the Company of certificates representing the number of shares of Stock then owned by the Holder, the Fair Market Value of which (determined as of the date the notice of exercise is delivered to the Company) equals the price of the Stock to be purchased pursuant to the Option, properly endorsed for transfer to the Company. No Option may be exercised by delivery to the Company of certificates representing Stock that has been held by the Holder for less than six months or such other period as shall be sufficient for the Company to avoid, if possible, the recognition of expense with respect to the Option for accounting purposes.

          (g)   Commencement of Exercisability. Each Option shall become exercisable six (6) months after the Option is granted.

          (h)   Compliance with Certain Company Policies. The Holder shall comply at all times with the Company's policy on trading securities of the Company as such policy is in effect from time to time.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

        4.1   Number of Shares. A total of 200,000 shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. This authorization may be further increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, such stockholder approval is required. Shares of Stock that may be issued upon the exercise of Options shall be applied to reduce the maximum number of shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        4.2   Unused and Forfeited Stock. Any shares of Stock that are subject to an Option under this Plan that are not used because the terms and conditions of the Option are not met, including any shares that are subject to an Option that expires or is terminated for any reason, shall automatically become available for use under the Plan. Any shares of Stock that are used to pay the Option Price shall not become available for the grant of Options under the Plan.

        4.3   Adjustments for Stock Split, Stock Dividends, Etc. If the Company shall at any time increase or decrease the number of its outstanding shares of Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Options may be granted under the Plan; and (ii) the shares of Stock then subject to each outstanding Option.

        4.4   Dividend Payable in Stock of Another Corporation, Etc. If the Company shall at any time pay or make any dividend or other distribution to the holders of Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Holder then holding an Option for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof. Prior to the time that any such securities or other property are delivered to a Holder in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property that have been set aside by the Company in accordance with this Section are not delivered to a Holder because an Option is not exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

        4.5   Other Changes in Stock. If there shall be any change, other than as specified in Sections 4.3 and 4.4, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Board shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to outstanding Options or which have been reserved for issuance pursuant to the Plan but are not then subject to an Option, then such adjustments shall be made by the Board and shall be effective for all purposes of the Plan and on each outstanding Option that involves the particular type of stock for which a change was effected.

        4.6   Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the shares then subject to an Option held by any Holder of the particular class of Stock involved, the Stock or other securities which the Holder would have been entitled to subscribe for if immediately prior to such grant the Holder had exercised his entire Option. If, upon exercise of any such Option, the Holder subscribes for the additional Stock or other securities, the Holder shall pay to the Company the price that is payable by the Holder for such Stock or other securities.

        4.7   General Adjustment Rules. No adjustment or substitution provided for in this Article IV shall require the Company to issue a fractional share under any Option and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the purchase price with respect to each such Option shall be equitably adjusted by the Board to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed.

        4.8   Determination by the Board, Etc. Adjustments under this Article IV shall be made by the Board, whose determinations with regard thereto shall be final and binding.

ARTICLE V
CORPORATE REORGANIZATION; CHANGE OF CONTROL

        5.1   Adjustment of Options. Upon the occurrence of a Corporate Transaction (as defined in Section 5.3), the Board shall take any one or more of the following actions with respect to outstanding Options:

          (a)   Provide that any or all Options shall become fully exercisable regardless of whether all conditions of exercise have been satisfied;

          (b)   Provide that any Options that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing;

          (c)   Provide that any Options that are outstanding at the time the Corporate Transaction is closed shall be cancelled and the Independent Director holding such cancelled Option shall receive in exchange therefore a cash payment equal to the greater of (a) the Fair Market Value of a share of Stock measured on the date immediately prior to the date of the Corporate Transaction less the per share exercise price set forth in the Independent Directors' Option, multiplied by the number of shares of Stock purchasable under the Option; or (b) the fair market value, as determined by the Board in its sole discretion, of the cash, securities or other consideration into which a share of Stock is to be exchanged pursuant to the Corporate Transaction, less the exercise price set forth in the Independent Directors' Option, multiplied by the number of shares of Stock purchasable under the Option;

          (d)   Provide for the assumption or substitution of any or all Options as described in Section 5.2;

          (e)   Make any other provision for outstanding Options as the Board deems appropriate; and

The Board need not take the same action with respect to all outstanding Options or to all outstanding Options of the same type.

        5.2   Assumption or Substitution of Options. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options.

        5.3   Corporate Transaction. A Corporate Transaction shall include the following:

          (a)   Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

          (b)   Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

          (c)   Liquidation: the dissolution or liquidation of the Company;

          (d)   Change of Control: A "Change of Control" means any transaction or event occurring on or after the date of this Plan as a direct or indirect result of which (a) any Person or any group in the aggregate equity interests (other than Greenlight Capital, L.L.C. and its affiliates) shall (1) beneficially own (directly or indirectly) of the Company having more than 50% of the aggregate voting power of all equity interests of the Company at the time outstanding or (2) have the right or power to appoint a majority of the board of directors of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the board of directors of the Company then in office; or (c) any event or circumstance constituting a "change of control" under any documentation evidencing or governing any indebtedness of the Company in a principal amount in excess of $10.0 million shall occur which results in an obligation of the Company to prepay (by acceleration or otherwise purchase, offer to purchase, redeem or defease) all or a portion of such indebtedness.

The terms "beneficially own", "beneficial owner" and "Group" shall have the meanings ascribed to such terms in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that, for the purposes of this definition of "Change of Control" only, any Person or Group other than the Greenlight Capital, L.L.C. and its affiliates shall be deemed to be the current beneficial owner of any shares of voting Stock of the Company, or any interests or participations in, or measured by the profits of, the Company, that are issuable upon the exercise of any option, warrant or similar right, or upon the conversion of any convertible security, in either case owned by such Person or Group without regard to whether such option, warrant or convertible security is currently exercisable or convertible or will become convertible or exercisable within 60 days if the exercise or conversion price thereof at the time of grant was lower than the fair market value of the underlying security at the time of grant; or

          (e)   Other Transactions: Any other transaction that the Board determines by resolution to be a Corporate Transaction.

        5.4   Deductibility under Code § 280G. Notwithstanding the provisions of Section 5.1, Options that are not otherwise exercisable at the time of a Corporate Transaction shall only become exercisable as described in Section 5.1 or cancelled and settled for cash or other consideration as permitted under Section 5.1 to the extent such exercise and issuance of shares of Stock or payment with respect to a particular non-employee director continues to be deductible by the Company pursuant to Code § 280G.

ARTICLE VI
GENERAL PROVISIONS

        6.1   Stockholder Approval. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. No Options shall be exercised under the Plan prior to approval of the Plan by the Company's stockholders.

        6.2   Termination of Plan. The Plan shall terminate whenever the Board adopts a resolution to that effect. After termination, no additional Options shall be granted under the Plan, but Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

        6.3   Amendments, Etc. The Board may from time to time amend, modify, suspend or terminate the Plan. Nevertheless, no such amendment, modification, suspension, or termination shall impair any Option theretofore granted under the Plan or deprive any Holder of any shares of Stock that he may have acquired through or as a result of the Plan without the consent of the Holder. The Company shall obtain the approval of stockholders to any amendment or modification of the Plan to the extent required by Rule 16b-3 under the Exchange Act (or any successor applicable rule) or by the listing requirements of the National Association of Securities Dealers, Inc. or any stock exchange on which the Company's securities are quoted or listed for trading.

        6.4   Treatment of Proceeds. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

        6.5   Fair Market Value. means, as of a given date, (i) the closing price of a share of Stock on the principal stock exchange on which the Stock is then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share shall be determined by the Board acting in good faith.

        6.6   Rights as Stockholders. The Holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company with respect to any shares of Stock purchasable upon the exercise of any part of an Option unless and until certificates representing such shares of Stock have been issued by the Company to such Holders.

        6.7   Conditions to Issuance of Stock Certificates. Stock shall not be issued with respect to an Option granted hereunder unless the exercise of such Option and the issuance and delivery of shares of Stock pursuant thereto shall comply with all relevant provisions of law, including the law of the Company's state of incorporation, the Securities Act of 1933, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of the Company's counsel with respect to such compliance. The Plan, the grant and exercise of an Option to purchase shares of Stock hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Company, be required.

        6.8   No Right to Continued Membership on Board. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Independent Director any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any Independent Director at any time for any reason whatsoever, with or without cause.

        6.9   No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.

        6.10 Tax Withholding. The Company shall be entitled to require payment or deduction from other compensation payable to each Independent Director of any sums required by federal, state or local tax laws to be withheld with respect to any Option. The Board may in its discretion allow such Independent Director to elect to have the Company withhold shares of Stock (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. If the Director elects to advance such sums directly, written notice of that election shall be delivered on or prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Company, payment by check of such sums for taxes shall be delivered within two days after the date of exercise. If, as allowed by the Board, the Director elects to have the Company withhold shares of Stock (or allow the return of shares of Stock) having a Fair Market Value equal to sums required to be withheld, the value of the shares of Stock to be withheld (or returned, as the case may be) will be equal to the Fair Market Value of such shares on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Stock withheld for this purpose will be subject to the following restrictions: (1) the election must be made on or prior to the Tax Date, (2) the election must be irrevocable, (3) the election shall be subject to the disapproval of the Board, and (4) the election shall be subject to such additional restrictions as the Board may impose in an effort to secure the benefits of any regulations under Section 16 of the Exchange Act. The Board shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any Option until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

        6.11 Section Headings. The Section headings are included herein only for convenience, and they shall have no effect on the interpretation of the Plan.

        6.12 Severability. If any article, section, subsection or specific provision is found to be illegal or invalid for any reason, such illegality or invalidity shall not effect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan.

        6.13 Rule 16b-3. This Plan is intended to comply with the requirements of Rule 16b-3 under the Exchange Act and any successor applicable rule so that grants under the Plan will satisfy the requirements of Rule 16b-3 under the Exchange Act. To the extent the Plan does not conform to such requirements, it shall be deemed amended to so conform without any further action on the part of the Board of Directors or stockholders.

[SIGNATURE PAGE FOLLOWS]

NEW WORLD RESTAURANT GROUP, INC., a Delaware corporation
Date:	December 19, 2003	By:	/s/ PAUL J.B. MURPHY, III

Annex D

FIRST AMENDMENT TO THE

NEW WORLD RESTAURANT GROUP, INC.
STOCK OPTION PLAN FOR (NON-EMPLOYEE) INDEPENDENT DIRECTORS

        1.     Plan Sponsor: New World Restaurant Group, Inc.

        2.     Amendment of Plan: The following Amendments to the New World Restaurant Group, Inc. Stock Option Plan for (Non-Employee) Independent Directors (the "Plan") are adopted, effective as provided in Paragraph 3:

  A.
  Section 3.2 shall be amended by replacing the existing Section 3.2 with the following Section 3.2:

        3.2   Grant.    Subject to stockholder approval of the Plan, on the first day of each January during the term of this Plan, each individual then serving as an Independent Director shall be granted an Option to purchase 10,000 shares of Stock. Effective March 1, 2005, each individual who is elected or appointed during the calendar year as an Independent Director shall be granted an Option to purchase the number of shares of Stock determined by multiplying 10,000 shares of Stock times a fraction, the numerator of which is the number of days the individual serves as an Independent Director during the calendar year and the denominator of which is 365, rounded to the next whole share.

  B.
  Section 3.3(d) shall be amended by adding the following language to the end of the existing Section 3.3(d):

          (iii)  If the Holder is no longer serving as a director of the Company, the Option may be exercised by the Holder within twelve months following the date the Holder is no longer serving as a director of the Company. After the expiration of such twelve month period, the Option shall be void thereafter for all purposes and may not be exercised.

        3.     Effective Date: The Effective Date of this Amendment shall be March 1, 2005.

        4.     Terms and Conditions of Plan: Except for the above Amendment, all terms and conditions of the Plan are unamended and shall remain in full force and effect.

        5.     Execution: The Plan Sponsor has executed this Amendment as of the date set forth below.

NEW WORLD RESTAURANT GROUP, INC.
By:	/s/ PAUL J.B. MURPHY, III
Title:	President and Chief Executive Officer
Date:	March 1, 2005

D-1

NEW WORLD RESTAURANT GROUP, INC.
1687 Cole Boulevard
Golden, CO 80401

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2005

This Proxy is solicited on Behalf of the Board of Directors.

        This proxy is solicited on behalf of the Board of Directors of New World Restaurant Group, Inc. for the Annual Meeting on May 12, 2005. The undersigned appoints Paul J.B. Murphy, III and Jill B.W. Sisson, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of New World Restaurant Group, Inc. common stock that the undersigned may be entitled to vote at the Annual Meeting of stockholders to be held on May 12, 2005, and at any adjournment or postponement thereof as indicated on the reverse side.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given this proxy will be voted FOR the election of each of the nominees for director listed below and FOR each of Proposals 2 through 4.

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope	Votes must be indicated (X) in Black or Blue ink.	Please sign exactly as your name appears on your stock certificates. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

1.	Proposal to elect six directors.
	Paul J.B. Murphy, III		E. Nelson Heumann
	Leonard Tannenbaum		S. Garrett Stonehouse, Jr.
	Frank C. Meyer		Michael W. Arthur
	☐	FOR all nominees
	☐	WITHHOLD AUTHORITY for all nominees
☐
FOR all nominees, EXCEPT vote withheld as noted above.
2.	Proposal to approve amendments to the Executive Employee Incentive Plan.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	Proposal to approve amendments to the Stock Option Plan for Independent Directors.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	Proposal to ratify the appointment of Grant Thornton LLP as independent auditors for New World Restaurant Group, Inc. for the fiscal year ending January 3, 2006.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	In their discretion upon such other matters as may properly come before the meeting.

Stockholder sign here	Date

Co-Owner sign here

        This proxy revokes all proxies with respect to the annual meeting and may be revoked prior to exercise. Receipt of the Notice of Annual Meeting and the Proxy Statement relating to the Annual Meeting is hereby acknowledged.

QuickLinks

NEW WORLD RESTAURANT GROUP, INC. PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
VOTING SECURITIES AND PRINCIPAL HOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AMENDMENT TO EXECUTIVE EMPLOYEE INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF AMENDMENT TO STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS
PROPOSAL 4 RATIFICATION OF INDEPENDENT AUDITORS
NEW PLAN BENEFITS
EXECUTIVE COMPENSATION
Summary Compensation Table
Fiscal Year-End Option Values
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOUSEHOLDING
PROPOSALS OF STOCKHOLDERS
OTHER BUSINESS
2004 EXECUTIVE EMPLOYEE INCENTIVE PLAN
FIRST AMENDMENT TO THE NEW WORLD RESTAURANT GROUP, INC. 2004 EXECUTIVE EMPLOYEE INCENTIVE PLAN
STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS
FIRST AMENDMENT TO THE NEW WORLD RESTAURANT GROUP, INC. STOCK OPTION PLAN FOR (NON-EMPLOYEE) INDEPENDENT DIRECTORS
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2005